Exhibit 99.2
STATE OF DELAWARE
BY-LAWS
OF
THE CATO CORPORATION
INDEX

MEETINGS OF THE BOARD OF DIRECTORS

Section 5.	Location	8
Section 6.	Regular Meetings	8
Section 7.	Special Meetings	8
Section 8.	Quorum	8
Section 9.	Action Without Meeting	9
Section 10.	Meeting by Conference Telephone	9

COMMITTEES OF DIRECTORS

Section 11.	Committees	9

COMPENSATION OF DIRECTORS

Section 12.	Compensation	10

ARTICLE IV

NOTICES

Section 1.	Writing	10
Section 2.	Waiver	10

ARTICLE V

OFFICERS

Section 1.	Officers	10
Section 2.	Election	11
Section 3.	Other Officers	11
Section 4.	Salaries	11
Section 5.	Term	11

THE PRESIDENT

Section 6.	Duties	11
Section 7.	Powers	11

THE VICE-PRESIDENTS

Section 8.	Duties	12

THE SECRETARY

Section 9.	Duties	12
Section 10.	Assistant Secretaries	12

THE TREASURER AND ASSISTANT TREASURERS

Section 11.	Duties	12
Section 12.	Disbursement	12
Section 13.	Bond	13
Section 14.	Assistant Treasurer	13

CONTROLLER

Section 15.	Duties	13

OFFICIALS AND AGENTS

Section 16.	Officials and Agents	13

ARTICLE VI

CERTIFICATES OF STOCK

Section 1.	Certificates	13
Section 2.	Facsimile Signatures	14
Section 3.	Lost Certificate	14
Section 4.	Transfers of Stock	14
Section 5.	Closing of Transfer Books	14
Section 6.	Registered Stockholders	15

ARTICLE VII

RIGHT OF FIRST REFUSAL ON ESOP STOCK		15

ARTICLE VIII

GENERAL PROVISIONS

Section 1.	Dividends	16
Section 2.	Reserves	16
Section 3.	Annual Statement	16
Section 4.	Checks	16
Section 5.	Fiscal Year	16
Section 6.	Seal	17

ARTICLE IX

AMENDMENTS

Section 1.	Amendments	17

STATE OF DELAWARE
BY-LAWS
OF
THE CATO CORPORATION
ARTICLE I
OFFICES
     Section 1. Registered Office. The registered office in Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.
     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
     Section 1. Location. Meetings of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2. Annual Meeting. The annual meeting of stockholders shall be held on such day in each year not earlier than March 10 nor later than June 15 and at such hour as shall be fixed by the board of directors. At such annual meeting the stockholders shall elect by plurality vote the successors of the class of directors whose term expires at such meeting for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and shall transact such other business as may have been properly brought before the meeting in accordance with Section 4 of this Article II.
     Section 3. Stockholder Nominations. Only persons who are nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election the date on which notice of such meeting is first given to stockholders. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons’ written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and 9b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
     Section 4. Notice and Business to be Conducted. Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least 10 but not more than 60 days before the date of the meeting.
     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not later than ninety days prior to the anniversary date of the immediately preceding annual meeting, A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this section. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
     Section 5. Stock Ledger. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, during ordinary business hours, for a period of at least ten days prior to the election, either at a place within the city, town or village where the election is to be held and which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and election during the whole time thereof, and subject to the inspection of any stockholder who may be present.
     Section 6. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning shares of the corporation’s capital stock entitled to a majority of the total number of votes entitled to be cast by the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
     Section 7. Notice of Special Meeting. Written notice of a special meeting of stockholders, stating the time, place and purpose thereof, shall be given in accordance with section 222 of the General Corporation Law of the State of Delaware to each stockholder entitled to vote thereat, at least then days before the date fixed for the meeting.
     Section 8. Business at Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
     Section 9. Quorum. The holders of a majority of the total voting power of the capital stock of the corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 10. Vote. When a quorum is present at any meeting, the vote of a majority of the votes to which the holders of the stock having voting power, present in person or by proxy, are entitled shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.
     Section 11. Proxies. Each stockholder shall at every meeting of the stockholders be entitled in person or by proxy to the number of votes provided for in the corporation’s Certificate of Incorporation (or in a resolution of the board of directors fixing the powers, designations, preferences and relative, participating, optional or other special rights of a particular series of stock within any class thereof) for each share of the corporation’s capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period and, except where the transfer books of the corporation have been closed or a date has been fixed as a record date for determination of its stockholders entitled to vote, no share of stock shall be voted at any election for directors which has been transferred on the books of the corporation within twenty days next preceding such election of directors. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote there on present in person or by proxy at such meeting shall so determine.
     Section 12. Action Without Meeting. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the certificate of incorporation, the meeting and vote of stockholders may be dispensed with if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
ARTICLE III
DIRECTORS
     Section 1. Number. The number of directors which shall constitute the whole board shall be fixed from time to time by resolution of the board of directors and shall not be less than 5 nor more than 15. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum. Any directors elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the directorship was created or the vacancy occurred and until his successor is duly elected and shall qualify, unless sooner displaced. The Chairman of the Board, at his discretion, may place a newly elected Board Member, or a Director filling a vacancy, into class other than the class of Directors in which the directorship was created or the vacancy occurred.
     Section 3. Powers. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.
     Section 4. Chairman of Board. There shall be a Chairman and a Vice Chairman of the Board of Directors elected by the directors from their number at the board’s first meeting after the annual meeting of stockholders. The Chairman shall preside at all meetings of the board of directors and perform such other duties as may be directed by the board. He shall, in the absence or disability of the president, perform the duties and exercise the powers of the president, and shall perform such other duties as the board shall assign. In the absence of the Chairman, the Vice Chairman of the Board shall preside at a meeting of the board of directors.
MEETINGS OF THE BOARD OF DIRECTORS
     Section 5. Location. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.
     Section 6. Regular Meetings. There shall be regular meetings of the board, which may be held on such dates and without notice or upon such notice as the board may from time to time determine. Regular meetings shall be held at the principal office of the corporation within the State of North Carolina or at such other places either within or without the state of North Carolina and at such specific time as may be fixed by the board from time to time. There shall also be a regular meeting of the board, which may be held without notice or upon such notice as the board may from time to time determine, after the annual meeting of the stockholders.
     Section 7. Special Meetings. Special meetings of the board may be called by the Chairman of the Board or the president on not less than two, or, in the case of notice given by mail, not less than three days’ notice to each director either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board, the president or secretary in like manner and on like notice on the written request of four directors.
     Section 8. Quorum. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation or these by-laws. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Action Without Meeting. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board or of such committee as the case may be, and such written consent is filed with the minutes of proceeding of the board or committee.
     Section 10. Meeting by Conference Telephone. Unless otherwise restricted by the certificate of incorporation, members of the board of directors or any committee designated by the board may participate in the meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation in a meeting shall constitute presence in person at such meeting.
COMMITTEES OF DIRECTORS
     Section 11. Committees. The board may designate from among its members an Executive Committee, or a Finance Committee and other committees, each consisting of one or more directors. Each such committee shall have all the authority of the board to the extent provided in such resolution, except as limited by law. No such committee shall exercise its authority in a manner inconsistent with any action, direction, or instruction of the board.
     The board may appoint a Chairman of the Executive Committee, the Finance Committee and of any other committees who shall preside at meetings of their respective committees. The board may fill any vacancy in any committee and may designate one or more directors as alternate members of such committee, who may replace any absent member or members at any meeting of such committee. Each such committee shall serve at the pleasure of the board, but in no event beyond its first meeting following the annual meeting of the stockholders.
     All acts done and powers conferred by the Executive Committee or other committee pursuant to the foregoing authorization shall be deemed to be and may be certified as being done or conferred under authority of the board.
     A record of the proceedings of the Executive committee and any other committee shall be kept and submitted at the next regular meeting of the board.
     At least one-third but not less than two of the members of any committee having more than two members shall constitute a quorum for the transaction of business by such committee, and the vote of a majority of the members present at the time of the vote, if a quorum is present at such time, shall be the act of the committee. If a committee shall have only two members, a quorum shall not be present for the transaction of business unless both members are present at the time of the vote.

     If a committee or the board shall establish regular meetings of any committee, such meetings may be held without notice or upon such notice as the committee may from time to time determine. Notice of the time and place of special meetings of any committee shall be given to each member of the committee in the same manner as in the case of special meetings of the board. Notice of a meeting need not be given to any member of a committee who signs a waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him. Except as otherwise provided in these by-laws, each committee shall adopt its own rules of procedure.
COMPENSATION OF DIRECTORS
     Section 12. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
ARTICLE IV
NOTICES
     Section 1. Writing. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice to directors may also be given by telegram.
     Section 2. Waiver. Whenever any notice is required to be given under provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
ARTICLE V
OFFICERS
     Section 1. Officers of the Corporation. The officers of the corporation shall consist of such officers as the Board of Directors may from time to time elect, including without limitations, a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, a Chief Merchandising Officer, a Chief Marketing Officer, a Vice Chairman of the Board, a President, a Secretary, a Treasurer, and such one or more Executive Vice Presidents, Senior Vice Presidents and Vice Presidents with such vice presidential designations, if any, as the Board may determine, and such Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers as the Board of Directors may elect. Any two (2) or more of such offices may be held by the same person, except the offices of President and Secretary or President and Assistant Secretary.
     Section 2. Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president from among the directors, and shall choose a secretary and a treasurer, and may choose one or more vice presidents, none of whom need be a member of the board.
     Section 3. Other Officers. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.
     Section 4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.
     Section 5. Term. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time with or without cause by the affirmative vote of a majority of the board of directors. Any officer may resign at any time by giving written notice thereof to the president or to the board, or by retiring or by leaving the employ of the corporation (without being employed by a subsidiary or affiliate) and any such action shall take effect as a resignation without necessity of further action. any vacancy occurring in any office of the corporation shall be filled by the board of directors.
THE PRESIDENT
     Section 6. Duties. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall be ex officio a member of all standing committees and, in the absence of the Chairman and the Vice Chairman of the Board, shall preside at all meetings of the stockholders and directors. Except as otherwise provided by these by-laws or any statute or regulation, the president shall have the authority to assign duties to other officers, and employees and agents of the corporation, including the authority to designate other officers to execute instruments on behalf of the corporation without obtaining a resolution therefor from the board of directors.
     Section 7. Powers. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

THE VICE PRESIDENTS
     Section 8. Duties. The vice president, or if there shall be more than one, the vice presidents, in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
THE SECRETARY
     Section 9. Duties. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall have charge of the record of stockholders required by law, which may be kept by any transfer agent or agents under his direction. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.
     Section 10. Assistant Secretaries. The assistant secretary, of if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
THE TREASURER AND ASSISTANT TREASURERS
     Section 11. Duties. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.
     Section 12. Disbursement. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

     Section 13. Bond. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, appears, vouchers, money and other property of whatever kind in his possession or under his control belong to the corporation.
     Section 14. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.
CONTROLLER
     Section 15. Duties. The Controller shall be the chief accounting officer of the corporation and shall have control of all its books of account. He shall see that correct and complete books and records of account are kept as required by law, showing fully, in such form as he shall prescribe, all transactions of the corporation, and he shall require, keep and preserve all vouchers relating thereto fro such period as may be necessary.
     The Controller shall render periodically such financial statements and such other reports relating to the corporation’s business as may be required by the president or the board. He shall generally perform all duties appertaining to the office of controller of a corporation.
OFFICIALS AND AGENTS
     Section 16. Officials and Agents. The president or his delegate may appoint such officials and agents of the corporation as the conduct of its business may require and assign to them such titles, powers, duties and compensation as he shall see fit and may remove or suspend or modify such titles, powers, duties or compensation at any time with or without cause.
ARTICLE VI
CERTIFICATES OF STOCK
     Section 1. Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the designations, preference and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarization on the face or the back of the certificate which the corporation shall issue to represent such class of stock; provided, however, that except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to present such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests, a copy of the designations, preferences and relative, participating, option or to her special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     Section 2. Facsimile Signatures. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent or (2) by a transfer clerk acting on behalf of the corporation and a registrar, the signature of any such president, vice president, treasurer, assistant treasurer, secretary or assistant secretary may be facsimile. In case any officer or officers who have signed or whose facsimile signature or signatures have been use don any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued an delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.
     Section 3. Lost Certificate. The board of directors may direct a new certificate or certificates to be issued in place or any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.
     Section 4. Transfers of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
     Section 5. Closing of Transfer Books. The board of directors may close the stock transfer books of the corporation for a period not exceeding fifty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty days in connection with obtaining the consent of stockholders for any purpose. In lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.
     Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII
RIGHT OF FIRST REFUSAL ON ESOP STOCK
     All shares of stock of the corporation distributed by The Cato Corporation employee Stock Ownership Trust (the “Trust”) shall be subject to a right of first refusal as follows:
     Prior to any transfer of any such shares to a prospective third party transferee by the holder of the shares, those shares must first be offered for sale by written offer made concurrently to the Trust and to the corporation upon the same terms and at the same price as offered by or to the prospective third party transferee. Any such offer to the Trust and the corporation shall disclose the name of the prospective third party transferee and the price and terms offered by or to the transferee. The corporation shall have the first right to purchase all or part of the shares; to the extent the corporation shall not accept the offer to sell, the Trust may purchase all or part of the remaining shares. an acceptance by the corporation or the Trust of any such offer must be made in writing within 60 days following receipt of the offer by the corporation.
     If the offer is not accepted by the corporation, the Trust, or both, then the proposed transfer may be completed within 6 months following receipt of the offer by the corporation but only to the same prospective third party transferee and only upon the same terms and at the same price as originally offered to or by that prospective third party transferee. If the transfer is not competed within 6 months as described, the holder of the shares must comply once again with the procedures described in this Article VII before making any transfer of the shares.

     The right provided in this Article VII shall apply to all shares distributed by the Trust, whether such shares are held by a participant in the Employee Stock Ownership Plan, his beneficiary or other person to whom such shares may have been distributed by the Trustee (or by any transferee or successor transferee of any of the foregoing unless the Trust and the corporation had failed to exercise any earlier right of first refusal with respect to such shares and such shares had been transferred to the prospective transferee in accordance with this Article VII). Unless the corporation shall waive its rights hereunder, a suitable legend regarding this right of first refusal shall be printed on each share certificate subject to such right, and the board of directors of the corporation may provide from time to time for such reasonable rules designed to facilitate the administration of such right as it shall deem appropriate.
     The corporation and the Trust may in any instance waive the right of refusal granted to the corporation or the Trust by this Article VII. Any such waiver shall be made by a resolution of the board of directors directing that the legend referred to above shall not be included on any share certificates to be distributed by the Trust, and any such shares to which such direction applies shall thereafter be free forever of the first right of refusal contained in this Article VII.
ARTICLE VIII
GENERAL PROVISIONS
     Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.
     Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
     Section 3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, full and clear statement of the business and condition of the corporation.
     Section 4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.
     Section 5. Fiscal Year. The fiscal year of the corporation shall end on the last Saturday in January of each year.

     Section 6. Seal. The corporate seal of the corporation shall consist of two concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE IX
AMENDMENTS
     Section 1. Amendments. These by-laws may be altered or repealed at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

EXHIBIT B
RESOLUTIONS OF
THE BOARD OF DIRECTORS OF
THE CATO CORPORATION
RESOLVED, that the By-laws of The Cato Corporation (the “Corporation”) be, and the same hereby are, amended by deleting Section 1 of Article V in its entirety and inserting in lieu thereof a new Section 1 of Article V, which shall be and read as follows:
     Section 1. Officers of the Corporation. The officers of the Corporation shall consist of such officers as the Board of Directors may from time to time elect, including without limitations, a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, a Chief Merchandising Officer, a Chief Marketing Officer, a Vice Chairman of the Board, a president, a Secretary, a Treasurer, and such one or more Executive Vice presidents, Senior Vice Presidents and Vice Presidents with such vice presidential designations, if any, as the Board may determine, and such Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers as the Board of Directors may elect. Any two (2) or more of such offices may be held by the same person, except the offices of president and Secretary or president and Assistant Secretary.
RESOLVED FURTHER, that the Chairman and Chief Executive Officer is hereby vested with the authority to appoint such other officers and reassign such duties as he may deem appropriate from time to time and it is further understood that all officers serve at discretion of the Chairman and Chief Executive Officer, and it is understood that the Chairman and Chief Executive Officer will keep the Board informed of any such appointments and changes at the regular board meeting.
RESOLVED FURTHER, that this amendment to the Corporation’s By-laws shall be effective as of January 28, 1993.

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EXHIBIT C
THE CATO CORPORATION
RESOLUTION OF THE BOARD OF DIRECTORS
December 6, 2007
Amendment to By-Laws to Comply with
NYSE Rule Change Requiring Direct Registration System
     WHEREAS, the Securities and Exchange Commission previously approved a NYSE listing standard setting forth Direct Registration System (“DRS”) eligibility requirements, which requires listed companies to become DRS eligible by January 1, 2008. This standard is set forth in NYSE Manual Section 501.00 (B).
     WHEREAS, DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities.
     WHEREAS, the Company’s transfer agent, American Stock Transfer & Trust Company, has confirmed that the Company is DRS eligible and therefore in compliance with NYSE Manual Section 501.00 (B).
     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby amends Sections 1 and 4 of Article VI of the By-Laws of The Cato Corporation as set forth in the attached to allow for electronic transfer of the Company’s shares in accordance with the NYSE Manual Section 501.00 (B).

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STATE OF DELAWARE
BY-LAWS
OF
THE CATO CORPORATION
ARTICLE VI
SHARES OF STOCK
Section 1. Certificates. Shares of stock in the corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Each holder of stock in the corporation, upon written request to the transfer agent or the corporation, shall be entitled to have a certificate, signed by, or in the name of the corporation by, the president or vice president and the treasurer or assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the designations, preference and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarization on the face or the back of the certificate which the corporation shall issue to represent such class or series of stock, or, if uncertificated, in the notice required to be sent to the registered owner thereof in accordance with Delaware law; provided, however, that except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or the back of the certificate which the corporation shall issue to represent such class or series of stock, or, in the case of uncertificated stock, in the notice required to be sent to the registered owner thereof, a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the designations, preferences and relative, participating, option or to special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Section 4. Transfers of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon a transfer of uncertificated shares of stock, the record of such person’s stock shall be cancelled and shares shall be transferred to the person entitled thereto upon the issuance of a certificate or an electronic transfer of such shares. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

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